UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  ____________________________

FORM 8-K

 ____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2023

(Date of Report, Date of earliest event reported)

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PAYONEER GLOBAL INC.

(Exact name of registrant as specified in its charter)

 ____________________________

Delaware	001-40547	86-1778671
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

150 West 30th Street, New York, NY, 10001

(Address of principal executive offices) (Zip Code)

(212) 600-9272

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

 ____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PAYO	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.01 par value, at an exercise price of $11.50 per share	PAYOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2023, Payoneer Global Inc. (the “Company”) held its annual meeting of stockholders.

Proposal 1 – Election of Directors

The Class II Directors proposed by management were elected with a tabulation of votes to the nearest share as shown below. The Directors also had broker non-votes totaling 53,641,114.

Name	For	Withheld
John Caplan	260,369,250	1,582,575
Amir Goldman	217,420,982	44,530,843
Susanna Morgan	260,952,344	999,481
Rich Williams	260,263,413	1,688,412

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The earlier appointment by the Audit Committee of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the 2023 fiscal year was ratified by stockholders with 314,819,699 shares voted in favor, 704,805 shares voted against, and 68,435 shares abstained.

Proposal 3 – Non-Binding Advisory Vote to Approve Named Executive Officer Compensation

The compensation paid to our named executive officers was approved on a non-binding, advisory basis by stockholders with 248,796,903 shares voted in favor, 13,020,457 shares voted against, and 134,465 shares abstained. The proposal also had broker non-votes totaling 53,641,114.

Proposal 4 – Non-Binding Advisory Vote on the Frequency of Future Stockholder Non-Binding Advisory Votes to Approve Named Executive Officer Compensation

The stockholders approved on a non-binding, advisory basis, an annual vote frequency for future advisory votes on the compensation of the Company’s named executive officers, with a tabulation of votes to the nearest share shown below. The proposal also had broker non-votes totaling 53,641,114.

1 Year	2 Years	3 Years	Abstain
260,502,861	37,242	1,247,113	164,609

In light of the voting results on Proposal 4, the Company has decided to seek a non-binding advisory stockholder vote on named executive officer compensation every one year and accordingly to include same in its proxy materials on an annual basis until the next required advisory vote on such matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYONEER GLOBAL INC.

Date:	June 1, 2023	By:	/s/ Bea Ordonez
Name: Bea Ordonez
Title: Chief Financial Officer